                                                                   EXHIBIT 10.51

                                                      Jim Fielder
                                                      Monroe County Recorder IN
                                                      IN 2002003092 MTG ASGN
                                                      02/06/2002 09:51:02 10 PGS
                                                      Filing Fee: $28.00

                               ASSIGNMENT OF RENTS
                                   AND LEASES

--------------------------------------------------------------------------------
              BORROWER                               MORTGAGOR
--------------------------------------------------------------------------------
SYNDICATED BLOOMINGTON I  LLC             SYNDICATED BLOOMINGTON I  LLC

              ADDRESS                                ADDRESS

494 LA GUARDIA PLACE                      494 LA GUARDIA PLACE
NEW YORK, NY 10012                        NEW YORK, NY 10012

TELEPHONE NO.   IDENTIFICATION NO.        TELEPHONE NO.      IDENTIFICATION NO.
407/361-6782                              407/361-6782
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
OFFICER   INTEREST    PRINCIPAL AMOUNT/     FUNDING        MATURITY  CUSTOMER     LOAN
INITIALS    RATE        CREDIT LIMIT          DATE           DATE     NUMBER     NUMBER
----------------------------------------------------------------------------------------
DLL       VARIABLE     $2,625,000.00      01/25/02         01/25/22            517043177
----------------------------------------------------------------------------------------

    1. ASSIGNMENT, In consideration of the loan evidenced by the promissory note or credit agreement described above (the "Note"), which is secured by a Mortgage, Mortgagor, identified above, absolutely assigns to MONROE BANK 111 SOUTH LINCOLN BLOOMINGTON, IN 47408

Lender all Mortgagor's right, title, interest, claim and demand now owned or hereafter acquired in all existing and future leases of the real property described in Schedule A (the "Premises") (including extensions, renewals and subleases), all agreements for use and occupancy of the Premises (all such leases and agreements whether written or oral, are hereafter referred to as the Leases"), and all guaranties of lessees' performance under the Leases, together with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues, profits and other income of any nature now or hereafter due (including any income of any nature coming due during any redemption period) under the Leases or from or arising out of the Premises including minimum rents, additional rents, percentage rents, parking or common area maintenance contributions, tax and insurance contributions, deficiency rents, liquidated damages following default in any Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Premises, all proceeds payable as a result of a lessee's exercise of an option to purchase the Premises all proceeds derived from the termination or rejection of any Lease in a bankruptcy or other insolvency proceeding, and all proceeds from any rights and claims of any kind which Mortgagor may have against any lessee under the Leases or any occupants of the Premises (all of the above are hereafter collectively referred to as the "Rents"). This Assignment is subject to the right, power and authority given to the Lender to collect and apply the Rents. The foregoing Assignment is intended to be specific, perfected, and choate upon the recording of the Mortgage as provided by applicable state law.

    2. COVENANTS OF MORTGAGOR. Mortgagor covenants and agrees that Mortgagor will:

       a. Observe and perform all the obligations imposed upon the landlord under the Leases.

       b. Refrain from discounting any future Rents or executing any future assignment of the Leases or collect any Rents in advance without the written consent of Lender.

       c. Perform all necessary steps to maintain the security of the Leases for the benefit of Lender including, if requested, the periodic submission to Lender of reports and accounting information relating to the receipt of Rent payments.

       d. Refrain from modifying or terminating any of the Leases without the written consent of Lender.

       e. Execute and deliver, at the request of Lender, any assurances and assignments with respect to the Leases as Lender may periodically require.

       f. Comply with all applicable federal, state and local laws and regulations concerning the Premises, including but not limited to all environmental laws, the Americans With Disabilities Act, and all zoning and building laws.

    3. REPRESENTATIONS OF MORTGAGOR. Mortgagor represents and warrants to Lender that:

       a. The tenants under the Leases are current in all Rent payments and are not in default under the terms of any of the Leases.

       b. Each of the Leases is valid and enforceable according to its terms, and there are no claims or defenses presently existing which could be asserted by any tenant under the Leases against Mortgagor or any assignee of Mortgagor.

       c. No Rents or security deposits under any of the Leases have previously been assigned by Mortgagor to any party other than Lender.

       d. Mortgagor has not accepted, and will not accept, Rent in excess of one month in advance under any of the Leases.

       e.  Mortgagor has the power and authority to execute this Assignment.

       f. Mortgagor has not performed any act or executed any instrument which might prevent Lender from collecting Rents and taking any other action under this Assignment.

LPIN527    (c) FormAtlon Technologies, Inc. (12/11/96) (800) 937-3799

                                                  Page 1 of 4___________Initials

    4. MORTGAGOR MAY RECEIVE RENTS. As long as there is no default under the Note described above, the Mortgage securing the Note, this Assignment or any other present or future obligation of Borrower or Mortgagor to Lender secured by the Mortgage (WHETHER INCURRED FOR THE SAME OR DIFFERENT PURPOSES) ("Obligations"), Lender grants Mortgagor a revocable license to collect all Rents from the Leases not more than thirty (30) days from the date when due and to use such proceeds in Mortgagor's business operations. However, Lender may at any time require Mortgagor to deposit all Rents into an account maintained by Mortgagor or Lender at Lender's institution.

    5. DEFAULT AND REMEDIES. Upon default in the payment of, or in the performance of, any of the Obligations, Lender may at its option, without waiving such default, without notice, and without regard to the adequacy of any other collateral for the Obligations, with or without bringing any action or proceeding, with or without employing a managing agent, take possession of the Premises, without becoming a mortgagee in possession, and have, hold, manage, lease and operate the Premises on terms and for a period of time that Lender deems proper. Lender may proceed to collect and receive all Rents, and Lender shall have full power to periodically make alterations, renovations, repairs or replacements to the Premises as Lender may deem proper. Lender may apply all Rents to the payment of the cost of such alterations, renovations, repairs and replacements and any expenses incident to taking and retaining possession of the Premises and the management and operation of the Premises in such order of priority as Lender in its sole discretion may determine, any statute, law, custom or use to the contrary notwithstanding. Lender may keep the Premises properly insured and may discharge any taxes, charges, claims, assessments and other liens which may accrue. The expense and cost of these actions may be paid from the Rents received, and any unpaid amounts shall be added to the principal of the Note. These amounts, together with other costs and attorneys fees, shall become part of the indebtedness secured by the Mortgage and for which this Assignment is given.

    6. APPOINTMENT OF RECEIVER. In the event of a default, Lender shall be entitled, without bond, to the appointment of a receiver for the Premises. The receiver shall have, in addition to all the rights and powers customarily given to and exercised by a receiver, all the rights and powers granted to Lender under the Mortgage and this Assignment.

    7. POWER OF ATTORNEY. Mortgagor irrevocably authorizes Lender as Mortgagor's attorney-in-fact coupled with an interest, at Lender's option, upon taking possession of the Premises to lease or re-lease the Premises or any part thereof, to cancel and modify Leases, evict tenants, bring or defend any suits in connection with the possession of the Premises in the name of either party, make repairs as Lender deems appropriate and perform such other acts in connection with the management and operation of the Premises as Lender may deem proper. The receipt by Lender of any Rents under this Assignment after institution of foreclosure proceedings under the Mortgage shall not cure any default or affect such proceedings or sale which may be held as a result of such proceedings.

    8. BENEFICIAL INTEREST. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases by reason of this Assignment. Mortgagor hereby agrees to indemnify Lender and to hold Lender harmless from any and all liability, loss or damage which Lender may incur under the Leases by reason of this Assignment and from any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on Lender's part to perform or discharge any of the terms or agreements contained in the Leases. Should Lender incur any liability, loss or damage under the Leases or under or by reason of this Assignment, or in the defense of any such claims or demands, the amount of such loss, including any costs, expenses and reasonable attorneys fees to the extent permitted by applicable law, shall be secured by the Mortgage and for which this Assignment was given. Mortgagor agrees to reimburse Lender immediately upon demand for any such costs, and upon failure of Mortgagor to do so, Lender may accelerate and declare due all sums owed to Lender under any of the Obligations.

    9. NOTICE TO TENANTS. A written demand by Lender to the tenants under the Leases for the payment of Rents or written notice of any default claimed by Lender under the Leases shall be sufficient notice to the tenants to make future payments of Rents directly to Lender and to cure any default under the Leases without the necessity of further consent by Mortgagor. Mortgagor hereby releases the tenants from any liability for any Rents paid to Lender or any action taken by the tenants at the direction of Lender after such written notice has been given.

    10. INDEPENDENT RIGHTS. This Assignment and the powers and rights granted are separate and independent from any obligation contained in the Mortgage and may be enforced without regard to whether Lender institutes foreclosure proceedings under the Mortgage. This Assignment is in addition to the Mortgage and shall not affect, diminish or impair the Mortgage. However, the rights and authority granted in this Assignment may be exercised in conjunction with the Mortgage.

    11. LENDER'S LIABILITY AFTER DEFAULT. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Premises after default or from any other act or omission of Lender in managing the Premises after default unless such loss is caused by the willful misconduct or bad faith of Lender. This Assignment shall not operate to place upon Lender the responsibility for the control, care, management or repair of the Premises or the carrying out of any of the terms and conditions in any assigned Leases, nor operate to make Lender responsible or liable for (a) any waste committed on the Premises by any parties occupying or using the Premises, (b) any dangerous or defective condition of the Premises, or (c) any negligence in the management, upkeep, repair or control of the Premises resulting in any loss, injury, or death to any tenant, occupant, licensee, employee or stranger. Lender may take or release other security for the payment of the Obligations, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the satisfaction of such indebtedness without prejudice to any of its rights under this Assignment.

    12. MODIFICATION AND WAIVER. The modification or waiver of any of Mortgagor's obligations or Lender's rights under this Assignment must be contained in a writing signed by Lender. Lender may perform any of Mortgagor's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Mortgagor's obligations under this Assignment shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any Mortgagor or third party or any of its rights against any Mortgagor, third party or collateral.

    13. NOTICES. Except as otherwise required by law, any notice or other communication to be provided under this Assignment shall be in writing and sent to the parties at the addresses indicated in this Assignment or such other address as the parties may designate in writing from time to time.

    14. SEVERABILITY. If any provision of this Assignment violates the law or is unenforceable, the rest of the Assignment shall remain valid.

    15. COLLECTION COSTS. To the extent permitted by law, Mortgagor agrees to pay collection costs, expenses, and reasonable attorneys fees and costs, incurred by Lender in collecting any amount due or enforcing any right or remedy under this Assignment whether or not suit is brought, including but not limited to, expenses, fees, and costs incurred for collection, enforcement, realization on collateral, construction, interpretation, and appearance in collection, bankruptcy, insolvency, reorganization, post-judgment, and appellate proceedings.

LPIN527    (c) FormAtlon Technologies, Inc. (12/11/96) (800)937-3799

                                                  Page 2 of 4___________Initials

    16. MISCELLANEOUS.

        a. A default by Mortgagor under the terms of any of the Lease which would entitle the tenant thereunder to cancel or terminate such Lease shall be deemed a default under this Assignment and under the Note and Mortgage so long as, in Lender's opinion, such default results in the impairment of Lender's security.

        b. A violation by Mortgagor of any of the covenants, representations or provisions contained in this Assignment shall be deemed a default under the terms of the Note and Mortgage.

        c. This Assignment shall be binding upon and inure to the benefit of Mortgagor and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

        d. This Assignment shall be governed by the laws of the state indicated in the address of the Premises. Unless applicable law provides otherwise, Mortgagor consents to the jurisdiction of any court selected by Lender in its sole discretion located in the state indicated in Lender's address in the event of any legal proceeding under this Assignment.

        e. All references to Mortgagor in this Assignment shall include all persons signing below. If there is more than one Mortgagor, their obligations shall be joint and several. This Assignment represents the complete and integrated understanding between Mortgagor and Lender pertaining to the terms hereof.

    17. JURY TRAIL WAIVER. LENDER AND MORTGAGOR HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS ASSIGNMENT.

    18. ADDITIONAL TERMS.

________________________________________________________________________________
    MORTGAGOR ACKNOWLEDGES THAT MORTGAGOR HAS READ, UNDERSTANDS, AND AGREES TO THE TERMS AND CONDITIONS OF THIS ASSIGNMENT.

Dated: JANUARY 25, 2002

SEE ATTACHED

MORTGAGOR: SYNDICATED BLOOMINGTON I LLC     MORTGAGOR:

_______________________________________     ____________________________________
SYNDICATED  FOOD SERVICE GROUP, INC.
MANAGING MEMBER
BY: NICK PIRGOUSIS, SECRETARY

MORTGAGOR:                                  MORTGAGOR:

_______________________________________     ____________________________________

MORTGAGOR:                                  MORTGAGOR:

_______________________________________     ____________________________________

MORTGAGOR:                                  MORTGAGOR:

_______________________________________     ____________________________________

LPIN527    (c) FormAtlon Technologies, Inc. (12/11/96) (800)937-3799

STATE OF INDIANA              )
COUNTY OF_____________________)ss:

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________________________________________________
__________________________________, who executed the foregoing _________________
______________________________in my presence and stated that the representations contained therein are true.

    Witness my hand and Notarial Seal this_________ day of____________, _______.

                              __________________________________________________

                              Notary Public Residing in_________________ County

                              __________________________________________________
                                              Printed Signature

My Commission Expires:_______________________

STATE OF INDIANA              )
COUNTY OF_____________________)ss:

    Before me, the undersigned, a Notary Public in and for said County and State, personally appeared _____________________________________________________
_________________________, the________________________________of________________
________________________, a(n)_____________________________________________, who
executed the foregoing __________________________ for and on behalf of said ___________________________ in my presence and stated that the representations contained therein are true.

    Witness my hand and Notarial Seal this__________ day of ___________, ______.

                              __________________________________________________

                              Notary Public Residing in_________________ County

                              __________________________________________________
                                              Printed Signature

My Commission Expires:_______________________

                                   SCHEDULE A

The street address of the Premises (if applicable) is:

                                           4863 WEST VERNAL PIKE
                                           BLOOMINGTON, IN 47404

The legal description of the Premises is:

    LOTS NUMBERED THIRTY (30) AND THIRTY-ONE (31) IN NORTHWEST PARK SUBDIVISION, AS SHOWN BY THE RECORDED PLAT THEREOF, RECORDED IN PLAT CABINET "C", ENVELOPE 146 AND AS AMENDED BY AMENDMENT TO A PLAT RECORDED IN PLAT CABINET "C", ENVELOPE 155, IN THE OFFICE OF THE RECORDER OF MONROE COUNTY, INDIANA.

Prepared By: DAVID L. LANDIS, VICE PRESIDENT

After Recording Return to:
                           MONROE BANK
                           111 SOUTH LINCOLN
                           BLOOMINGTON, IN 47408

LPIN527     (c) FormAtlon Technologies, Inc. (12/11/96) (800)937-3799

                                               Page 4 of 4______________Initials

IN WITNESS WHEREOF, this document was executed as of the day and year first above written.

                                      SYNDICATED BLOOMINGTON I LLC

                                       By: Syndicated Food Service Group, Inc.,
                                           Managing Member

                                       By /s/ Nick Pirgousis
                                          -------------------------------------
                                          Nick Pirgousis
                                          Secretary

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

         On the 22 day of January in the year 2002 before me, the undersigned, a Notary Public in and said State, personally appeared Nick Pirgousis, personally known to me or proved to me on the basis of satisfactory evidence to be the Secretary of Syndicated Food Service Group, Inc., Managing Member of Syndicated Bloomington I LLC, whose names is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   Notary Public

                                                 OLIVERIO LEW
                                         Notary Public, State of New York
                                                No. 02LE6032441
                                           Qualified in New York County
                                          Commission Expires Nov. 1, 2005

                   ADDENDUM TO ASSIGNMENT OF RENTS AND LEASES

This Addendum shall be deemed to supplement and modify the foregoing terms and provisions of the Assignment of Leases and Rents (the "Assignment") to which it is attached. In the event of any conflict between the terms and provisions of this Addendum and the terms and provisions of said Assignment, the terms and provisions of this Addendum shall control.

    1. All references to "attorney's fees" or a similar term shall mean reasonable attorney's fees.

    2. Borrower or Mortgagor shall not be deemed in default under, or in violation of, this Assignment or any of the instruments or documents referred to in this Assignment for any monetary payment due until more than 10 days after notice is given to Borrower or Mortgagor of the failure to make such payment, and Borrower or Mortgagor shall not be deemed to be in default for any nonmonetary obligation until more than 30 days after notice is given to Borrower or Mortgagor of Borrower's or Mortgagor's failure to perform such obligation, provided that with respect to any nonmonetary obligation which cannot reasonably be performed within such 30 day period, Borrower or Mortgagor shall not be deemed in default under this Assignment or any such instrument or document if Borrower or Mortgagor shall commence the curing of such default within such 30 day period and diligently pursue the curing thereof to completion.

    3. Lender shall not have the right to require Mortgagor to deposit all Rents into an account maintained by Mortgagor or Lender at Lender's institution, as provided in Section 4, unless Mortgagor shall then be in default under the Obligations or the Mortgage or this Assignment beyond all applicable notice and grace periods.

    4. The indemnity in the second and third sentences of Section 8 shall not apply to any defaults of Lender as landlord under the Leases after Lender or its nominee shall have taken possession of the Property.

    5. Lender shall be entitled to make the demand on, or give the notice to, tenants provided for in Section 9 only if Mortgagor shall then be in default under the Obligations or the Mortgage or this Assignment beyond all applicable notice and grace periods.

         IN WITNESS WHEREOF, this addendum was executed as of the day and the year first above written.

Monroe Bank

By: /s/ David L. Landis
    ------------------------------------
    David L. Landis
    Vice President

STATE OF INDIANA )
                 )
COUNTY OF MONROE )

         Before me, the undersigned, a Notary Public in and for said County and State, personally appeared David L. Landis, Vice President of Monroe Bank, who executed the foregoing in my presence.

                                         /s/ Felicia T. Fellmeth
                                         ---------------------------------------
                                         Notary Public Residing in Monroe County

                                                Felicia T. Fellmeth

My Commission Expires: 9/22/06

         IN WITNESS WHEREOF, this document was executed as of the day and year first above written.

                                        SYNDICATED BLOOMINGTON I LLC

                                        By: Syndicated Food Service Group, Inc.,
                                            Managing Member

                                        By /s/ Nick Pirgousis
                                           -------------------------------------
                                           Nick Pirgousis
                                           Secretary

STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )

         On the 22 day of January in the year 2002 before me, the undersigned, a Notary Public in and said State, personally appeared Nick Pirgousis, personally known to me or proved to me on the basis of satisfactory evidence to be the Secretary of Syndicated Food Service Group, Inc., Managing Member of Syndicated Bloomington I LLC, whose names is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                       Notary Public

                                            /s/ OLIVERIO LEW
                                                OLIVERIO LEW
                                      Notary Public, State of New York
                                              No. 02LE6032441
                                        Qualified in New York County
                                      Commission Expires Nov. 1, 2005